CoreWeave Reports Strong First Quarter 2025 Results
Growth Driven by Accelerating Demand for CoreWeave’s Purpose-built AI Platform
LIVINGSTON, N.J., – May 14, 2025 – CoreWeave, Inc. (Nasdaq: CRWV), the AI Hyperscaler™, today reported financial results for the first quarter ended March 31, 2025.
“We’ve delivered an outstanding start to 2025 on multiple fronts. Our strong first quarter financial performance caps a string of milestones including our IPO, our major strategic deal with OpenAI as well as other customer wins, our acquisition of Weights & Biases and many technical achievements,” said Michael Intrator, CoreWeave's co-founder and Chief Executive Officer. “Demand for our platform is robust and accelerating as AI leaders seek the highly performant AI cloud infrastructure required for the most advanced applications. We are scaling as fast as possible to capture that demand. The future runs on CoreWeave.”
“CoreWeave’s strong financial performance in Q1 highlights the large and rapidly growing opportunity,” said Nitin Agrawal, CoreWeave's Chief Financial Officer. “We are focused on executing, while effectively managing our capital structure to support accelerating investments in growth and maintaining flexibility to capitalize on strategic opportunities.”

First Quarter 2025 Financial Highlights

(In thousands, except percentages and per share amounts)	Three Months Ended March 31,
	2025	2024	% Change
Revenue	$981,632	$188,684	420%
Operating expenses*	1,009,102	171,837	487%
Operating income (loss)*	$(27,470)	$16,847	(263)%
Operating income (loss) margin*	(3)%	9%
Interest expense, net	$(263,835)	$(40,656)	549%
Net loss*	$(314,641)	$(129,248)	143%
Net loss margin*	(32)%	(68)%
Basic net loss per share*	$(1.40)	$(0.62)	126%
Diluted net loss per share*	$(1.49)	$(0.62)	140%
*Includes $177 million of stock-based compensation expense for awards with a liquidity-event performance-based vesting condition which was satisfied at IPO and for which the service-based vesting condition had also been satisfied as of that date.

Non-GAAP Measures

(In thousands, except percentages)	Three Months Ended March 31,
	2025	2024	% Change
Adjusted EBITDA	$606,131	$104,546	480%
Adjusted EBITDA margin	62%	55%
Adjusted operating income	$162,634	$25,036	550%
Adjusted operating income margin	17%	13%
Adjusted net loss	$(149,555)	$(23,559)	535%
Adjusted net loss margin	(15)%	(12)%

(See “Non-GAAP Financial Measures” below for the definitions of Adjusted EBITDA, Adjusted Operating Income, and Adjusted Net Loss)

Additional First Quarter 2025 Financial Highlights
Revenue backlog was $25.9 billion as of March 31, 2025. Revenue backlog includes RPO of $14.7 billion, plus, subject to the satisfaction of delivery and availability of service requirements, other amounts we estimate will be recognized as revenue in future periods under committed customer contracts of $11.2 billion.

First Quarter 2025 Highlights
•Key customer wins across AI labs, hyperscalers and enterprises including
◦Strategic deal with OpenAI, adding $11.2 billion in revenue backlog
◦Announced partnership with IBM to deliver compute capacity for IBM’s Granite models
•Continued rapid scaling of our purpose-built AI Infrastructure, including the addition of new compute capacity which totaled approximately 420 MW of active power and approximately 1.6 GW of contracted power at quarter end
•Continued to drive our AI Hyperscaler™ leadership position
◦MLPerf Inference v5.0 results set a new industry benchmark in AI inference with NVIDIA GB200 Grace Blackwell Superchips
◦The only AI cloud provider to receive the highest Platinum rating based on SemiAnalysis’s ClusterMAX™ Rating System
•New product launches to extend our cloud platform capabilities
◦General availability of CoreWeave AI Object Storage (CAIOS) for high-performance data access
◦Support for GB200 based instances throughout our Cloud Platform Stack (CKS, SUNK, Observability, Fleet LifeCycle Controller)
◦On-Demand Cluster Scaling via CoreWeave Kubernetes Service
◦General availability of detailed billing and usage metrics
◦Support for NVIDIA AI Enterprise software and NVIDIA Cloud Functions to help enterprises quickly ramp up their AI applications
•Raised $1.4 billion in net proceeds through our IPO, increasing to $17.2 billion of total debt and equity raised to support the company’s strategy to drive the next generation of cloud computing for the future of AI

Business Outlook
CoreWeave will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Webcast and Conference Call Information
CoreWeave will host an audio webcast to discuss the results for the first quarter of 2025, provide a business update, and forward-looking guidance at 2:00 pm PT / 5:00 pm ET today. The live webcast of CoreWeave’s earnings conference call can be accessed at the CoreWeave Investor Relations website at investors.coreweave.com, along with the earnings press release and earnings presentation.
Following the call, a replay will be available at the same website. A transcript of the conference call will be posted to the investors.coreweave.com website.

Disclosure Information
CoreWeave uses our investor relations page (investors.coreweave.com), our X account (@CoreWeave), and our LinkedIn page to disclose material non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor these websites, in addition to following our press releases, Securities and Exchange Commission (SEC) filings, public conference calls and public webcasts.

About CoreWeave
CoreWeave, the AI Hyperscaler™, delivers a cloud platform of cutting-edge software powering the next wave of AI. The company's technology provides enterprises and leading AI labs with cloud solutions for accelerated computing. Since 2017, CoreWeave has operated a growing footprint of data centers across the US and Europe. CoreWeave was ranked as one of the TIME100 most influential companies and featured on Forbes Cloud 100 ranking in 2024. Learn more at www.coreweave.com.

Investor Relations contact:
Investor-Relations@coreweave.com / https://investors.coreweave.com/

Media contact:
Press@coreweave.com / https://www.coreweave.com/about-us

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws. Such statements are based on our current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include, but are not limited to, statements related to our business; our strategy; our capital structure; our market opportunity and future growth; market trends; demand for our platform; capital structure; our plans to scale our platform; and strategic opportunities. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” “outlook,” “guidance,” or the negative of these terms, where applicable, and similar expressions intended to identify forward-looking statements.

Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include but are not limited to our ability to execute our business strategies and manage our growth, our ability to maintain and grow our customer base, any disruption in our strategic relationships or disruptions with our third-party providers, including our suppliers and data center partners, our ability to develop and maintain our corporate infrastructure and internal controls, our financial performance, capital requirements and ability to raise additional capital and the impact of global political and macroeconomic conditions, including the effects of global geopolitical conflicts, inflation, tariffs, interest rates, any instability in the global banking sector and foreign currency exchange rates. More information about factors that could affect our operating results is included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent filings with the SEC, including in our final prospectus filed with the SEC pursuant to Rule 424(b), dated March 27, 2025 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, copies of which may be obtained by visiting our Investor Relations website at https://investors.coreweave.com or the SEC's website at www.sec.gov. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Additionally, the forward-looking statements in this press release do not include the potential impact of any acquisitions that may be announced and/or completed after the date hereof. We assume no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use adjusted EBITDA and adjusted EBITDA margin, adjusted operating income (loss) and adjusted operating income (loss) margin, adjusted net income (loss) and adjusted net income (loss) margin, collectively, to help us evaluate our business. We use such non-GAAP financial measures to make strategic decisions, establish business plans and forecasts, identify trends affecting our business, and evaluate operating performance. We believe that these non-GAAP financial measures, when taken collectively, may be helpful to investors because they allow for greater transparency into what measures we use in operating our business and measuring our performance and enable comparison of financial trends and results between periods where items may vary independent of business performance. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies.
A reconciliation is provided below for each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with U.S. GAAP. CoreWeave encourages investors to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures, and not to rely on any single financial measure to evaluate CoreWeave’s business.

COREWEAVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended March 31,
	2025	2024

Revenue	$981,632	$188,684
Operating expenses:
Cost of revenue	262,394	59,220
Technology and infrastructure	561,402	92,881
Sales and marketing	10,549	4,050
General and administrative	174,757	15,686
Total operating expenses	1,009,102	171,837
Operating income (loss)	(27,470)	16,847
Gain (loss) on fair value adjustments	26,837	(97,500)
Interest expense, net	(263,835)	(40,656)
Other income (expense), net	(4,137)	7,460
Loss before provision for (benefit from) income taxes	(268,605)	(113,849)
Provision for (benefit from) income taxes	46,036	15,399
Net loss	$(314,641)	$(129,248)
Net loss attributable to common stockholders, basic	$(343,363)	$(129,248)
Net loss attributable to common stockholders, diluted	$(370,208)	$(129,248)
Net loss per share attributable to common stockholders, basic	$(1.40)	$(0.62)
Net loss per share attributable to common stockholders, diluted	$(1.49)	$(0.62)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic	245,608	209,228
Weighted-average shares used in computing net loss per share attributable to common stockholders, diluted	249,293	209,228

COREWEAVE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	March 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$1,276,456	$1,361,083
Restricted cash and cash equivalents, current	624,250	37,394
Accounts receivable, net	1,055,208	416,526
Prepaid expenses and other current assets	146,733	101,246
Total current assets	3,102,647	1,916,249
Restricted cash and cash equivalents, non-current	617,110	637,356
Restricted marketable securities, non-current	—	29,308
Property and equipment, net	14,210,992	11,914,774
Operating lease right-of-use assets	3,063,220	2,589,547
Intangible assets, net	4,395	4,909
Goodwill	19,544	19,544
Other non-current assets	842,475	720,912
Total assets	$21,860,383	$17,832,599
Liabilities, Redeemable Convertible Preferred Stock, Redeemable Common Stock, and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$1,242,100	$868,259
Accrued liabilities	1,377,013	355,821
Debt, current	3,776,595	2,468,425
Deferred revenue, current	436,530	768,927
Operating lease liabilities, current	239,549	213,104
Finance lease liabilities, current	59,010	57,801
Other current liabilities	—	230,244
Total current liabilities	7,130,797	4,962,581
Debt, non-current	4,935,071	5,457,915
Derivative and warrant liabilities	491	200,089
Deferred revenue, non-current	3,611,469	3,294,977
Operating lease liabilities, non-current	2,867,838	2,388,912
Finance lease liabilities, non-current	18,814	34,120
Deferred tax liabilities, non-current	193,849	149,232
Other non-current liabilities	32,772	36,260
Total liabilities	18,791,101	16,524,086
Commitments and contingencies
Redeemable convertible preferred stock and redeemable common stock

Redeemable convertible preferred stock	—	1,722,111
Redeemable Class A common stock	1,163,159	—
Stockholders’ equity (deficit)
Preferred stock	—	—
Class A common stock	2	1
Class B common stock	0	0
Class C common stock	—	—
Treasury stock	(33,524)	(33,524)
Additional paid-in capital	3,730,521	1,096,160
Accumulated deficit	(1,790,876)	(1,476,235)
Total stockholders’ equity (deficit)	1,906,123	(413,598)
Total liabilities, redeemable convertible preferred stock, redeemable common stock, and stockholders’ equity (deficit)	$21,860,383	$17,832,599

COREWEAVE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(314,641)	$(129,248)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	443,497	79,510
Non-cash lease expense	66,869	15,090
Amortization of debt discounts and issuance costs and accretion of redemption premiums	37,691	8,058
Loss (gain) on fair value adjustments	(26,837)	97,500
Stock-based compensation	183,973	8,189
Deferred income taxes	44,617	14,686
Other non-cash reconciling items	22,723	(886)
Changes in operating assets and liabilities, net of effect of business acquisition:
Accounts receivable	(638,750)	54,328
Prepaid expenses and other current assets	(9,929)	23,228
Accounts payable and accrued expenses	62,327	515,295
Deferred revenue	(15,904)	1,439,571
Lease liabilities	(51,109)	(5,819)
Other non-current assets	256,641	(80,464)
Net cash provided by (used in) operating activities	$61,168	$2,039,038
Cash flows from investing activities:
Purchase of property and equipment, including capitalized internal-use software	(1,407,359)	(1,741,935)
Maturities of marketable securities	29,308	—
Purchase of restricted marketable securities	—	(29,308)
Issuance of notes receivable	(55,000)	—
Net cash provided by (used in) investing activities	$(1,433,051)	$(1,771,243)
Cash flows from financing activities:
Proceeds from issuance of debt	784,956	931,647
Repayments of debt	(271,104)	(4,956)
Issuance of redeemable convertible preferred stock, net of issuance costs	—	25,000
Redeemable convertible preferred stock cash dividends paid	(26,101)	—
Proceeds from exercise of stock options	2,794	45
Proceeds from initial public offering, net of underwriting discounts and commissions	1,422,619	—
Payment of tax withholdings on settlement of RSUs	(15,685)	—
Deferred offering costs paid	(16,870)	—

Other financing activities	(26,743)	(32,241)
Net cash provided by (used in) financing activities	1,853,866	919,495
Net increase in cash, cash equivalents, and restricted cash	481,983	1,187,290
Cash, cash equivalents, and restricted cash—beginning of period	2,035,833	480,075
Cash, cash equivalents, and restricted cash—end of period	$2,517,816	$1,667,365
Supplemental disclosures of cash flow information:
Cash paid for interest, net of capitalized amounts	142,193	1,971
Non-cash investing and financing activities:
Capitalized interest not yet paid	10,776	48,215
Operating lease right-of-use assets acquired through lease liability	535,524	431,838
Accounts payable and accrued expenses related to property and equipment additions	2,008,056	287,795
Issuance of common stock for contract incentive	350,000	—
Conversion of redeemable convertible preferred stock in connection with initial public offering	1,722,140	—
Reclassification of warrant liabilities to equity	172,808	—
Settlement of Series B tranche liability	—	69,598
Reclassification of customer deposit to debt	230,244	—
Deferred offering costs not yet paid	11,899	—
Reconciliation of cash, cash equivalents, and restricted cash to condensed consolidated balance sheets:
Cash and cash equivalents	1,276,456	1,306,872
Restricted cash and cash equivalents, current	624,250	35,493
Restricted cash and cash equivalents, non-current	617,110	325,000
Total cash, cash equivalents, and restricted cash	$2,517,816	$1,667,365

Reconciliation of GAAP to Non-GAAP Results
Reconciliation of Net Loss to Adjusted EBITDA
(in thousands, except percentages)

	Three Months Ended March 31,
	2025	2024

Net loss	$(314,641)	$(129,248)
Depreciation and amortization	443,497	79,510
Interest expense, net	263,835	40,656
Stock-based compensation	183,974	8,189
Provision for (benefit from) income taxes	46,036	15,399
Acquisition related costs	6,130	—
Other expense (income), net	4,137	(7,460)
(Gain) loss on fair value adjustments(1)	(26,837)	97,500
Adjusted EBITDA	$606,131	$104,546
Revenue	$981,632	$188,684
Net loss margin	(32)%	(68)%
Adjusted EBITDA margin	62%	55%
(1)Represents adjustments related to recording our derivative liabilities at fair value at the end of each reporting period for our 2021 Convertible Senior Secured Notes, warrant liabilities related to our 2022 Senior Secured Notes, and the fair value remeasurement of the option liability in connection with our Series B financing. Refer to Note 3. Fair Value Measurements to our consolidated financial statements for additional information.

Reconciliation of Operating Income to Adjusted Operating Income
(in thousands, except percentages)

	Three Months Ended March 31,
	2025	2024

Operating income (loss)	$(27,470)	$16,847
Stock-based compensation	183,974	8,189
Acquisition related costs	6,130	—
Adjusted operating income	$162,634	$25,036
Revenue	$981,632	$188,684
Operating income (loss) margin	(3)%	9%
Adjusted operating income margin	17%	13%

Reconciliation of Net Loss to Adjusted Net Loss
(in thousands, except percentages)

	Three Months Ended March 31,
	2025	2024

Net loss	$(314,641)	$(129,248)
Stock-based compensation	183,974	8,189
Acquisition related costs	6,130	—
Other adjustments(1)	1,819	—
(Gain) loss on fair value adjustments(2)	(26,837)	97,500
Adjusted net loss(3)	$(149,555)	$(23,559)
Revenue	981,632	188,684
Net loss margin	(32)%	(68)%
Adjusted net loss margin(3)	(15)%	(12)%
(1)Primarily relates to accelerated amortization of debt discount and debt issuance costs related to our 2024 Term Loan, which was repaid in connection with the IPO.
(2)Represents adjustments related to recording our derivative liabilities at fair value at the end of each reporting period for our 2021 Convertible Senior Secured Notes, warrant liabilities related to our 2022 Senior Secured Notes, and the fair value remeasurement of the option liability in connection with our Series B financing. Refer to Note 3. Fair Value Measurements to our consolidated financial statements for additional information.
(3)There were no material income tax effects on our non-GAAP adjustments for all periods presented.